Exhibit 32.1

SARBANES-OXLEY SECTION 906 CERTIFICATION

In connection with the Annual Report on Form 10-K of FullCircle Registry, Inc. (the "Company") for the year ending December 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James Leigh Friedman, Chief Executive Officer, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 17, 2018

/s/ James Leigh Friedman

James Leigh Friedman

Chief Executive Officer